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Chicago, IL 60606-4302
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Supplement to Statement of Additional Information dated June 1, 2019

Harbor Real Return Fund
August 22, 2019
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve the Harbor Real Return Fund (the “Fund”). The liquidation of the Fund is expected to occur on October 30, 2019 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking total return.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on September 20, 2019.
Harbor Target Retirement 2015 Fund
August 22, 2019
Harbor Funds’ Board of Trustees (the “Board”) has determined to liquidate and dissolve Harbor Target Retirement 2015 Fund (the “Fund”). The liquidation of the Fund is expected to occur on October 30, 2019 (the “Liquidation Date”).
The Fund has changed its asset allocation over time in accordance with its glide path and its allocation is now identical to that of Harbor Target Retirement Income Fund (the “Income Fund”).
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date. The liquidation proceeds of any remaining shareholders of the Fund will be exchanged for shares of the Income Fund on the Liquidation Date.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on October 28, 2019.
Investors Should Retain This Supplement For Future Reference
S0819.SAI.0619